EXHIBIT  10.2


                       GENERAL ASSIGNMENT AND BILL OF SALE
                       -----------------------------------


     THIS GENERAL ASSIGNMENT AND BILL OF SALE dated as of June 1, 2006, from ONESOURCE IMAGING, INC. ("Seller") to COMMERCE PLANET, INC. ("Buyer").

     WHEREAS, Buyer and Seller have entered into that certain Asset Purchase Agreement of even date (the "Asset Purchase Agreement"), providing for the sale, conveyance, assignment, transfer and delivery by Seller to Buyer of property and assets of Seller specified in the Asset Purchase Agreement.

     NOW, THEREFORE, pursuant to the Asset Purchase Agreement, Seller hereby sells, conveys, assigns, transfers and delivers to Buyer all of Seller's right, title and interest in and to the Assets (as defined in the Asset Purchase Agreement).

     TO HAVE AND TO HOLD all and singular the Assets unto Buyer, his successors and assigns forever. The execution and delivery of this General Assignment and Bill of Sale by Seller shall not be (or be deemed to be) a waiver or discharge of any representation, warranty, covenant or agreement of Seller in the Asset Purchase Agreement. Seller, for herself and her successors and assigns, hereby covenants with Buyer and Buyer's successors and assigns, that Seller will, without further consideration, do, execute and deliver, or will, to the extent of her control, cause to be done, executed and delivered all such further acts, transfers, assignments and conveyances, and will take such further action, in order better to assure, convey and confirm unto Buyer, his successors and assigns, the Assets, as reasonably requested by Buyer.



                            (Signature Page Follows)






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     IN  WITNESS  WHEREOF, Seller has caused this General Assignment and Bill of
Sale  to  be  duly  executed  as  of  the  day  and  year  first  written above.



                              Onesource  Imaging,  Inc.


                              By:  /s/  Miguel  Vazquez
                                   ------------------------
                                     Miguel  Vazquez
                                     CEO/President


                              By:  /s/  Miguel  Vazquez
                                   -----------------------
                                   Miguel  Vazquez,  An  Individual

                              By:  /s/  Joanie  Vazquez
                                   --------------------------
                                   Joanie  Vazquez,  An  Individual